UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the

                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):

                                 March 16, 1998

                        AmeriComm Direct Marketing, Inc.



          Delaware                    333-08925                23-2574778
--------------------------   ------------------------     ---------------------
       (State or other               (Commission            (IRS Employer
       jurisdiction of                File Number)         Identification No.)
       incorporation)


                          5775 Peachtree Dunwoody Rd.
                                  Suite C-150
                                Atlanta, Georgia
              (Address of principal executive offices) (Zip code)




              Registrant's telephone number, including area code:

                                 (404) 256-1123

The undersigned registrant hereby amends the following items of its Current Report on Form 8-K filed March 31, 1998 as follows.



Items 1-6.     Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)   Financial statements of businesses acquired.

               Audited financial statements will not be filed because the registrant does not believe that such financial statements are material to investors.

         (b)   Pro forma financial information.

               Pro forma financial information will not be filed because the registrant does not believe that such pro forma financial information is material to investors.

         (c)   Exhibits.

               Not applicable.

Items 8-9.     Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICOMM DIRECT MARKETING, INCORPORATED



Date: April 22, 1998                    By:    /s/ Robert B. Webster
      --------------                           ---------------------
                                               Name:  Robert B. Webster
                                               Title: Executive Vice President
                                                     and Chief Financial Officer